SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: January 26, 2004

                       Citizens South Banking Corporation
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-23971                   54-2069979
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

245 West Main Avenue, Gastonia, North Carolina                       28052
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Item 7. Exhibits

      (c) The following exhibits are being furnished herewith:

      Exhibit No.   Exhibit Description
      -----------   -------------------

          99.1:     Earnings Press Release of Citizens South Banking Corporation
          99.2:     Dividend Press Release of Citizens South Banking Corporation

Item 12. Results of Operations and Financial Condition

      On January 26, 2004, Citizens South Banking Corporation issued two press releases regarding 1) the Company's financial condition and results of operations at and for the quarterly and full-year period ended December 31, 2003, and 2) the declaration of quarterly dividends. The text of the press releases and related financial supplements are included as Exhibits 99.1 and
99.2 to this report. The information included in the text and financial supplements of the press releases is considered to be "furnished" under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the period ended December 31, 2003, as part of its Form 10-K covering that period.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CITIZENS SOUTH BANKING CORPORATION


DATE: January 28, 2004             By: /s/ Kim S. Price
                                       -----------------------------------------
                                       Kim S. Price
                                       President and Chief Executive Officer


                                   By: /s/ Gary F. Hoskins
                                       -----------------------------------------
                                       Gary F. Hoskins
                                       Chief Financial Officer